UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 6, 2007


                           Family Dollar Stores, Inc.
               (Exact name of registrant as specified in charter)




       Delaware                      1-6807                56-0942963
(State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
 of Incorporation)                                      Identification No.)



P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina                                  28201-1017
                                                           (Zip Code)

(Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (704) 847-6961


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On December 6, 2007, Family Dollar Stores, Inc. (the "Company") issued a news release that reported sales for the four and thirteen week periods ended December 1, 2007. The Company also updated earnings guidance for the first quarter ended December 1, 2007, and the full year ending August 30, 2008.

A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits
     --------

99 - News Release dated December 6, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FAMILY DOLLAR STORES, INC.
                                             --------------------------
                                                   (Registrant)


Date:   December 6, 2007         By: /s/ Janet G. Kelley
                                 -----------------------------------------------
                                 Janet G. Kelley
                                 Senior Vice President-General Counsel and
                                 Secretary

Exhibit Index

      Exhibit No.                             Document Description
      -----------                             --------------------
         99                               News Release dated December 6, 2007